                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Land O'Lakes, Inc. (the "Company") on Form 10-K/A for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on August 12, 2004 (the "Report"), I, Daniel Knutson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 16, 2004
                                                 By  /s/ Daniel Knutson
                                                     ---------------------------
                                                     Daniel Knutson
                                                     Senior Vice President
                                                     and Chief Financial Officer